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EXHIBIT 10.1


                    REAFFIRMATION AND RATIFICATION AGREEMENT
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                                                              November 16, 2005
Laurus Master Fund, Ltd.
c/o Laurus Capital Management, LLC
825 Third Avenue
New York, New York 10022

Ladies and Gentlemen:

Reference is made to the (a) Subsidiary Guaranty dated as of July 12, 2004 made by Page Digital Incorporated, a Delaware corporation ("Page"), IP Retail Technologies International, Inc. (f/k/a IPI Merger Sub II, Inc.), a Delaware corporation ("IP Retail") and Sabica Ventures, Inc., a California corporation ("Sabica") in favor of Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus") (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), (b) Master Security Agreement dated as of July 12, 2004 made by Island Pacific, Inc., a Delaware corporation (the "Company"), Page, IP Retail and Sabica in favor of Laurus (as amended, modified or supplemented from time to time, the "Master Security Agreement") and (c) Stock Pledge Agreement dated as of July 12, 2004 made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "Stock Pledge Agreement") (the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement, collectively, the "Existing Security and Guaranty Agreements").

         To induce Laurus to provide additional financial accommodations to the Company evidenced by (i) that certain Term Note, dated the date hereof, made by the Company in favor of Laurus (as amended, modified or supplemented from time to time, the "November 2005 Laurus Term Note"), (ii) the Purchase Agreement referred to in the November 2005 Laurus Term Note (as amended, modified or supplemented from time to time, the "2005 Laurus Purchase Agreement"), (iii) the Related Agreements referred to in, and defined in, the November 2005 Laurus Purchase Agreement (the agreements set forth in the preceding clauses (i) through (iii), inclusive, collectively, the "November 2005 Laurus Agreements"), each of the Company, Page, IP Retail and Sabica hereby:

         (a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of each of the November 2005 Laurus Agreements and the documents, instruments and agreements entered into in connection therewith;

         (b) acknowledges, ratifies and confirms that all indebtedness incurred by, and all other obligations and liabilities of, each of the Company, Page, IP Retail and Sabica under each of the November 2005 Laurus Agreements are (i) "Obligations" under, and as defined in the Subsidiary Guaranty, (ii) "Obligations" under, and as defined in, the Master Security Agreement and (iii) "Indebtedness" under, and as defined in, the Stock Pledge Agreement;

         (c) acknowledges, ratifies and confirms that each of the November 2005 Laurus Agreements are "Documents" under, and as defined in, each of the Subsidiary Guaranty, the Master Security Agreement and the Stock Pledge Agreement;

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         (d) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the Existing Security and Guaranty Agreements are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of each of the November 2005 Laurus Agreements;

         (e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any Existing Security and Guaranty Agreement;

         (f) acknowledges, ratifies and confirms the grant by each of the Company, Page, IP Retail and Sabica to Laurus of a security interest in the assets of (including the equity interests owned by) each of the Company, Page, IP Retail and Sabica, respectively, as more specifically set forth in the Existing Security and Guaranty Agreements; and

         (g) acknowledges and agrees that any Event of Default under, and as defined in, any of the Laurus Agreements referred to above shall constitute an "Event of Default" under, and as defined in, each other Laurus Agreement, entitling Laurus to automatically accelerate the indebtedness thereunder and exercise all of its rights and remedies under the Laurus Agreements and applicable law (the term "Laurus Agreements" shall mean, collectively, any document, instrument or agreement by and among any one or more of any of the Company, Page, IP Retail and/or Sabica, on the one hand, and Laurus, on the other hand).


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         This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                        Very truly yours,


                                        ISLAND PACIFIC, INC.


                                        By: ___________________________________
                                            Name:
                                            Title:


                                        PAGE DIGITAL INCORPORATED


                                        By: ___________________________________
                                            Name:
                                            Title:


                                        IP RETAIL TECHNOLOGIES
                                        INTERNATIONAL, INC.
                                        (f/k/a IPI Merger Sub II, Inc.)


                                        By: ___________________________________
                                            Name:
                                            Title:


                                        SABICA VENTURES, INC.


                                        By: ___________________________________
                                            Name:
                                            Title:


Acknowledged and Agreed to by:


LAURUS MASTER FUND, LTD.


By: _______________________________
    Name:
    Title:


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